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                                                                    EXHIBIT 12.1


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in the Registration Statement on Form 10-SB of our report dated October 28, 1999 relating to the Financial Statements of Hawaiian Vintage Chocolate Company, Inc. which appears in such Registration Statement.


                                        HOLLANDER, LUMER & CO. LLP


Los Angeles, California
November 10, 1999

HAWFORM10SB.CONS